EXHIBIT 10.2
SEVENTH AMENDMENT TO ADVISORY AGREEMENT
THIS SEVENTH AMENDMENT TO ADVISORY AGREEMENT (this “Amendment”), dated May 11, 2015 and effective as of April 1, 2015, is entered into by and among Hines Global REIT Advisors LP, a Texas limited partnership (the “Advisor”), Hines Global REIT Properties LP, a Delaware limited partnership (the “Company”), and Hines Global REIT, Inc., a Maryland corporation and general partner of the Company (the “General Partner”). The Advisor, the Company and the General Partner are each a “Party” and collectively, the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Advisory Agreement (as defined below).
WHEREAS, the Parties entered into that certain Advisory Agreement (the “Original Agreement”), dated as of August 3, 2009, pursuant to which the Advisor agreed to provide certain services to the Company;
WHEREAS, the Original Agreement was amended by that certain Amendment to Advisory Agreement dated effective as of August 2, 2010, and amended further by that certain Second Amendment to Advisory Agreement dated effective as of September 13, 2011, and amended further by that certain Third Amendment to Advisory Agreement dated effective as of March 29, 2012, and amended further by that certain Fourth Amendment to Advisory Agreement dated effective as of August 23, 2012, and amended further by that certain Fifth Amendment to Advisory Agreement dated effective as of May 9, 2013, and amended further by that certain Sixth Amendment, Acknowledgement of Renewal and Extension of Advisory Agreement dated effective as of December 17, 2014 (such amendments together with the Original Agreement, the “Advisory Agreement”);
WHEREAS, all of the independent directors of the General Partner (also being members of the Conflicts Committee of the General Partner) have approved certain changes to the Acquisition Fee payable to the Advisor pursuant to the Advisory Agreement;
WHEREAS, the Parties now desire to further amend the Advisory Agreement by decreasing the Acquisition Fee set forth in Section 9.01 of the Advisory Agreement from 2.25% to 0.50%;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Parties do hereby agree as follows:
1. The Advisory Agreement is hereby amended by replacing 2.25% in Section 9.01 of the Advisory Agreement with 0.50% so that the first sentence of Section 9.01 Acquisition Fees shall now read in its entirety as follows:
“The Company will pay the Advisor in cash or Units, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor, as compensation for services including those described in Section 3.02, an acquisition fee of 0.50% of the Initial Asset Value of each real estate investment acquired by the Company, as well as reimburse the Advisor for all expenses incurred by the Advisor in conjunction with such services as required by Article 10.”
2. This Amendment constitutes an amendment to the Advisory Agreement. The Parties hereby agree that this Amendment shall be effective as of April 1, 2015. The terms and provisions of the Advisory Agreement and all other documents and instruments relating and pertaining to the Advisory Agreement shall continue in full force and effect, as amended hereby. In the event of any conflict between the provisions of the Advisory Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

3. This Amendment (a) shall be binding upon the Parties and their respective successors and assigns; (b) may be modified or amended only by a writing signed by each of the Parties; (c) may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (d) together with the Advisory Agreement, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date set forth above.

HINES GLOBAL REIT PROPERTIES LP
By:	Hines Global REIT, Inc.,
its General Partner

	By:	/s/ SHERRI W. SCHUGART
	Name:	Sherri W. Schugart
	Title:	President and Chief Executive Officer

HINES GLOBAL REIT ADVISORS LP
By:	Hines Global REIT Advisors GP LLC,
its General Partner

	By:	/s/ SHERRI W. SCHUGART
	Name:	Sherri W. Schugart
	Title:	President and Chief Executive Officer

HINES GLOBAL REIT, INC.

By:	/s/ SHERRI W. SCHUGART
Name:	Sherri W. Schugart
Title:	President and Chief Executive Officer